SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)



               Delaware                               333-51238                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                              45601-0480
         (Address of principal                            (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 5.  OTHER EVENTS.

     On March 28, 2001, Horizon PCS, Inc. issued two press releases regarding its Registration Statement on Form S-4 (File No. 333-51238) and Registration Statement on Form S-1 (File No. 333-51240). Horizon PCS hereby incorporates by reference herein the information set forth in its Press Releases dated March 28, 2001, copies of which are annexed hereto as Exhibits 99.1 and 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

         Not Applicable.

         (b)   Pro Forma Financial Information.

         Not Applicable.

         (c)   Exhibits.

Exhibit
Number            Description
------            -----------
99.1              Press Release dated March 28, 2001
99.2              Press Release dated March 28, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HORIZON PCS, INC.




Date:  March 28, 2001            By:  /s/ Peter M. Holland
                                    -------------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

1344333v1